EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
 AND FOR THE PURPOSE OF COMPLYING WITH RULE 13a-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934.

 The undersigned, the Chief Executive Officer and the Chief Financial Officer of Intrawest Resorts Holdings, Inc. (the “Company”) respectively, each hereby certifies that to his knowledge on the date hereof:

(a)     the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2017 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)     Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas F. Marano
Chief Executive Officer and Director
(Principal Executive Officer)
May 4, 2017

/s/ Travis Mayer
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)
May 4, 2017